IVEDA SOLUTIONS, INC.

SUBSCRIPTION AGREEMENT

Iveda Solutions, Inc.
460 S. Greenfield Road, Ste. 5
Mesa, Arizona 85206
Attention: David Ly, CEO

Re: Purchase of Iveda Solutions, Inc. Common Stock

The undersigned (the "Purchaser") hereby subscribes to purchase the number of shares (the "Shares") of common stock of Iveda Solutions, Inc., a Nevada corporation (the "Company"), set forth on the signature page hereof at a purchase price of $0.50 per share. This subscription may be rejected by the Company in its sole discretion. The purchase of the Shares is also subject to the following paragraphs.

1. Purchase. Subject to the terms and conditions hereof, the Purchaser hereby irrevocably agrees to purchase the number of Shares set forth on the signature page hereof and tenders herewith the cash consideration set forth on the signature page hereof (with a minimum purchase of 25,000 unless waived by the Company). Payment in full by cash or check for the Shares purchased accompanies the delivery of this Agreement.

2. Representations and Warranties. The Purchaser hereby makes the following representations and warranties to the Company, and the Purchaser agrees to indemnify, hold harmless, and pay all judgments and claims against the Company from any liability or injury, including, but not limited to, claims that arise under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties not performed by the Purchaser.

(a) The Purchaser is the sole and true party in interest and is not purchasing for the benefit of any other person.

(b) The Purchaser has read, analyzed, and is familiar with the Company, this Agreement, and the Investor Suitability Questionnaire.

(c) The Purchaser hereby warrants that the Purchaser is an "accredited investor," as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Act").

(d) The Purchaser is capable of bearing the high degree of economic risk and burdens of this investment, including, but not limited to, the possibility of the complete loss of all funds invested, the lack of a liquid public market, and the limited transferability of the Shares, which may make the liquidation of this investment impossible for the indefinite future.

(e) THE PURCHASER IS AWARE THAT THE SHARES AS AN INVESTMENT ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. The Purchaser is aware that the Company has a significant negative working capital balance and requires substantial additional capital to continue its operations as a going concern. There can be no assurance that the Company will be able to raise sufficient funds to continue its operations.

(f) The Purchaser, either alone or with the assistance of the Purchaser's professional advisor(s), is a sophisticated investor, is able to bear the responsibilities of the transactions contemplated by this Agreement and has sufficient knowledge and experience in financial and business matters that the Purchaser is able to analyze and evaluate the merits and risks of the investment in the Shares.

(g) The investment in the Shares is suitable for the Purchaser based upon the Purchaser's investment objectives and financial needs, and the Purchaser has adequate net worth and means for providing for the Purchaser's current financial needs and contingencies and has no need for liquidity of investment with respect to the Shares. The Purchaser's overall commitment to investments which are illiquid or not readily marketable is not disproportionate to the Purchaser's net worth, and investment in the Shares will not cause such overall commitment to become excessive.

(h) The Purchaser has been given access to full and complete information regarding the Company, including, in particular, the current financial condition of the Company and the risks associated therewith, and has utilized such access to the Purchaser's satisfaction for the purpose of obtaining information about the Company; particularly, the Purchaser has been given reasonable access to the Company's Chief Executive Officer and to other senior management for the purpose of asking questions of, and receiving answers from, representatives of the Company concerning the current financial status of the Company. The Purchaser has also been given an opportunity to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided about the Company.

(i) The Purchaser has been solely responsible for the Purchaser's own due diligence investigation of the Company and its business, and the Purchaser's analysis of the merits and risks of the investment made pursuant to this Agreement, and is not relying on anyone else's analysis or investigation of the Company, its business or the merits and risks of the Shares other than professionals employed specifically by the Purchaser to assist the Purchaser. In taking any action or performing any role relative to the arranging of the investments being made pursuant to this Agreement, the Purchaser has acted solely in its own interest and not in that of any other purchasers, and none of the other purchasers (or any of their respective employees or agents) has acted as an agent or fiduciary for the Purchaser.

(j) At no time was the Purchaser presented with, or solicited by or through, any article, notice, or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement or any other form of general advertising.

(k) The Purchaser, if a corporation, partnership, trust or other entity, is authorized and duly empowered to purchase and hold the Shares, has its principal place of business at the address set forth on the signature page, and has not been formed for the specific purpose of purchasing the Shares.

(l) The Shares are being purchased solely for the Purchaser's own account, for investment, and are not being purchased with a view to the resale, distribution, subdivision or fractionalization thereof; the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the Shares in a manner contrary to the Act, or any applicable state securities or Blue Sky laws, and the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to the Shares.

(m) The Purchaser understands that the Shares have not been registered under the Act, or any state securities laws, in reliance upon exemptions from registration for non-public offerings. The Purchaser understands that the Shares or any interest therein may not be, and agrees that the Shares or any interest therein will not be, resold or otherwise disposed of by the Purchaser unless the Shares are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available.

(n) The Purchaser has been informed of, and understands, the following:

(1) There are substantial restrictions on the transferability of the Shares under the Act; and

(2) No federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares.

(o) The information set forth in the Investor Suitability Questionnaire and executed by the Purchaser is true, correct, and complete.

(p) The Purchaser hereby agrees to indemnify the Company, its officers and directors, and any person participating in the offering, and the Company's attorneys and hold them harmless from and against any and all liability, damage, cost (including legal fees and court costs) and expense incurred on account of or arising out of:

(1) Any inaccuracy in the declarations, representations, and warranties herein above set forth;

(2) The disposition of any of the Shares by the Purchaser contrary to the foregoing declarations, representations and warranties; and

(3) Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (ii) the disposition of any of the Shares; or (iii) the breach by the Purchaser of any part of this Agreement.

3. Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, and expenses (including, but not limited to, reasonable attorneys' fees) which are incurred on account of, or arising out of, any of the items referred to in clauses (1) through (3) of Section 2(p).

4. Restrictions on Transferability of Shares; Compliance with Securities Act.

4.1 Restrictions on Transferability. Purchaser acknowledges that the Shares have not been registered under the Act or any state blue sky laws and that the transferability of an interest in the Shares is restricted by applicable federal and state securities laws.

4.2 Restrictive Legend. Each certificate representing the Shares and any other securities issued in respect thereto upon any stock dividend, recapitalization, merger, consolidation or similar event, are expected (unless otherwise permitted by the provisions of this Section or by applicable law) to be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAW. THE SHARES MAY BE SOLD OR TRANSFERRED ONLY IF THE SHARES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THE

COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

5. Transferability of Subscription Agreement. The Purchaser agrees not to transfer or assign the obligations or duties contained in this Agreement, or any of the Purchaser's interest herein.

6. Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the Purchaser, is deemed to be a purchaser pursuant to Regulation D promulgated under the Act, or otherwise, does hereby make and join in the making of all the covenants, representations and warranties made by the Purchaser.

7. Acceptance. Execution and delivery of this Subscription Agreement and tender of the payment referenced in Section 1 above shall constitute the Purchaser's irrevocable offer to purchase the Shares indicated, which offer may be accepted or rejected by the Company in its sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by an authorized officer of the Company.

8. Binding Agreement. The Purchaser agrees that the Purchaser may not cancel, terminate or revoke this Agreement or any agreement the Purchaser makes hereunder, and that this Agreement shall survive upon the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of the Purchaser.

9. Incorporation by Reference. The statement of the number of Shares subscribed and related information set forth on the signature page are incorporated as integral terms of this Agreement.

10. Notices. Notices and other communications under this Agreement shall be in writing and shall be deemed delivered when received or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed:

(a) if to the Purchaser, at the address shown on the signature page hereof unless the Purchaser has advised the Company, in writing, of a different address as to which notices shall be sent under this Agreement; and

(b) if to the Company, at the address first above stated, to the attention of the CEO or to such other address or to the attention of other such officer, as the Company shall have furnished to the Purchaser.

11. Legal Counsel. The Purchaser has had the opportunity to consider the terms of this Agreement and the risks inherent in the investment in the Shares with Purchaser's legal counsel and has either obtained the advice of legal counsel in connection with the Purchaser's execution of this Agreement or does hereby expressly waive its right to seek such legal counsel in connection with this transaction.

12. Miscellaneous. This Agreement and the documents and agreements referenced therein embody the entire agreement and understanding between the Company and the other parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement does not entitle the undersigned to any rights as a holder of Shares or as a shareholder of the Company with respect to the Shares purchasable hereunder until this Agreement has been accepted by the Company and for which payment hereunder has been received by the Company. This Agreement may only be accepted by the Company by execution hereof by a duly authorized officer thereof. It is the intent of the parties hereto that

all questions with respect to the construction and interpretation of this Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Arizona, without regard to principles of conflicts of laws thereof that would call for the application of the substantive law of any jurisdiction other than the State of Arizona. Each of the parties hereto irrevocably and unconditionally agrees (i) to be subject to the jurisdiction of the courts of the State of Arizona; (ii) that service of process may be made on such party by prepaid certified mail with a validated proof of mailing receipt constituting evidence of valid service; and (iii) that service made pursuant to clause (ii) above shall have the same legal force and effect as if serviced upon such party personally within the State of Arizona. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

13. Subscription Payment. All subscription payments should be made payable to "Iveda Solutions, Inc." Upon acceptance of this Agreement by the Company, your funds will be immediately available to the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement on the date set forth on the signature page.

The Purchaser desires to take title in the Shares as follows (check one):

_____ (a) Individual (one signature required on page 7);

_____ (b) Husband and Wife as community property (one signature is required on page 7 if interest is held in one name, i.e., managing spouse; two signatures are required on page 6 if interest is held in both names);

_____ (c) Joint Tenants with rights of survivorship (both parties must sign on page 7);

_____ (d) Tenants in Common (both parties must sign on page 7);

_____ (e) Trust (trustee(s) must sign on page 8);

_____ (f) Partnership or Limited Liability Company (general partner(s), manager(s), or authorized member(s) must sign on page 9);

_____ (g) Corporation (authorized officer must sign on page 11);

_____ (h) Employee Benefit Plan (authorized officer must sign on page 12);

_____ (i) Individual Retirement Account (authorized party must sign on page 12);

_____ (j) Keogh Plan (authorized party must sign on page 12);

_____ (k) Other Tax-Exempt Entities (authorized parties must sign on page 12).

The exact name(s) under which title to the Shares is to be taken and as it is to appear on the certificate representing the Shares as follows:

____

____

Please print

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR INDIVIDUAL PURCHASERS,
JOINT TENANTS, AND TENANTS IN COMMON

Number of Shares Purchased: ______________________

Total Dollar Amount of Shares Subscribed: $______________________

Investor #1	Investor #2
______________________	______________________
Signature	Signature
______________________	______________________
Social Security Number	Social Security Number
______________________	______________________
Print or Type Name	Print or Type Name
Residence Address	Residence Address
______________________	______________________
______________________	______________________
______________________	______________________
Email: ______________________	Email: ______________________
Phone: ______________________	Phone: ______________________

Subscription accepted:

IVEDA SOLUTIONS, INC.

By: ______________________________
David Ly, CEO

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR TRUST PURCHASERS

Number of Shares Purchased: ______________________________

Total Dollar Amount of Shares Subscribed: $______________________________

Executed at ______________________, ______________________________

this ______ day of ______________________, ____________.

Name of Trust (Please print or type) ______________________________

Name of Trustee (Please print or type) ______________________________

Date Trust was formed ______________________________

By: ______________________________
Trustee's signature

Taxpayer Identification Number: ______________________________

Trustee's Address: ______________________________

____

Attention: ______________________________

Email: ______________________________
Phone: ______________________________

Subscription accepted:

IVEDA SOLUTIONS, INC.

By:______________________________
David Ly, CEO

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR PARTNERSHIP AND LIMITED LIABILITY COMPANY PURCHASERS

Number of Shares Purchased: ______________________________

Total Dollar Amount of Shares Subscribed: $______________________________

Executed at ______________________________, ______________________________
this __________ day of ______________________________, ____________.

Name of Partnership or Limited Liability Company (Please print or type)

____

By: ____
Signature of Manager, General Partner, or authorized Member
______________________________ (Print or Type Name)

By: ____
Signature of additional Manager, General Partner, or authorized Member (if required by Partnership Agreement or Limited Liability Company Agreement)
______________________________ (Print or Type Name)

By: ____
Signature of additional Manager, General Partner, or authorized Member (if required by Partnership Agreement or Limited Liability Company Agreement)
______________________________ (Print or Type Name)

Taxpayer Identification Number: ______________________________

Business Mailing Address: ______________________________

____

____

Attention: ______________________________

Email: ______________________________
Phone: ______________________________

Subscription accepted:

IVEDA SOLUTIONS, INC.

By:______________________________
David Ly, CEO

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE FOR CORPORATE PURCHASERS

Number of Shares Purchased: ______________________________

Total Dollar Amount of Shares Subscribed: $______________________________

Executed at ______________________________, ______________________________

this ____________________ day of ______________________, __________.

Name of Corporation (Please print or type) ______________________________

By: ______________________________
Signature of authorized agent

Title: ______________________________

Taxpayer Identification Number: ______________________________

Address of Principal Corporate Offices: ______________________________

____

Mailing Address: ______________________________

(if different) ______________________________

Attention: ______________________________

Email: ______________________________
Phone: ______________________________

Subscription accepted:

IVEDA SOLUTIONS, INC.

By: ______________________________
David Ly, CEO

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE IF PURCHASER IS AN
EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH
PLAN, OR OTHER ENTITY

Number of Shares Purchased: ______________________________

Total Dollar Amount of Shares Subscribed: $______________________________

Executed at ______________________________, ______________________________

this ____________________ day of ______________________, ___________.

Name of Entity (Please print or type) ______________________________

By: ______________________________
Signature of authorized agent

____
Title

Taxpayer Identification Number: ______________________________

Address of Principal Offices: ______________________________

Mailing Business Address: ______________________________

____

____

Attention: ______________________________

Email: ______________________________
Phone: ______________________________

Subscription accepted:

IVEDA SOLUTIONS, INC.

By:______________________________
David Ly, CEO

CONFIDENTIAL INVESTOR QUESTIONNAIRE
FOR INVESTMENT IN
IVEDA SOLUTIONS, INC.

The undersigned hereby makes the following certifications to Iveda Solutions, Inc., a Nevada corporation (the "**Company**"), in connection with the undersigned's purchase of shares, a debenture and warrant (the "**Securities**") from the Company.

The purpose of this Questionnaire is to solicit certain information regarding your financial status to determine whether you are an "accredited investor," as defined under applicable federal and state securities laws, for purposes of your prospective purchase of Shares offered by the Company. This Questionnaire is not an offer to sell securities.

The undersigned is aware that the Securities are not being registered under the Securities Act of 1933 (the "**1933 Act**") or any state securities laws, pursuant to exemptions for nonpublic offerings. The undersigned understands that your reliance on such exemptions is predicated in part upon the truth and accuracy of the statements by the undersigned in this letter.

**PLEASE ANSWER ALL QUESTIONS COMPLETELY
AND EXECUTE THE SIGNATURE PAGE**

A. Personal

1. Name: ____
2. Address of Principal Residence: ____

   ____

   ______________________________ County: ______________________
3. Residence Telephone: (_______) ____
4. Cell Phone: (___) ________________ Business Phone: (___) __________________
4. Email Address: ____
5. Your driver's license is issued by the following state: ______________________
6. Other Residences or Contacts: Please identify any other state where you own a residence, are registered to vote, pay income taxes, hold a driver's license or have any other contacts, and describe your connection with such state:

   ____

   ____

The undersigned is an **"accredited investor,"** as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, because he, she or it is **(please check the appropriate box)**:

☐ a natural person whose individual "net worth," (1) or joint net worth with that person's spouse, at the time of his or her purchase of an Interest exceeds $1,000,000, excluding the value of their primary residence;

- ☐ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
- ☐ a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing an Interest, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the 1933 Act;
- ☐ a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of purchasing an Interest, with total assets in excess of $5,000,000;
- ☐ an organization described in Section 501(c)(3) of the Code, not formed for the specific purpose of acquiring an Interest, with total assets in excess of $5,000,000;
- ☐ an employee benefit plan within the meaning of ERISA, if (1) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) that is either a bank, savings and loan association, insurance company or registered investment adviser or (2) the plan has total assets in excess of $5,000,000;
- ☐ a plan established and maintained by a state, its political subdivisions or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, with total assets in excess of $5,000,000;
- ☐ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;
- ☐ an insurance company as defined in Section 2(13) of the 1933 Act;
- ☐ an investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act;
- ☐ a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
- ☐ a bank as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;
- ☐ a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
- ☐ a director or executive officer of the Company; or
- ☐ an entity in which all of the equity owners are accredited investors.

The undersigned agrees that it will indemnify and hold harmless the Company and its officers and directors for any costs, liabilities or losses caused by any misstatement of material fact by the undersigned with respect to the representations and warranties contained in this certification letter or any other written information furnished to the Company by the undersigned in connection with his investment in the Company.

Dated: ______________________

____
Name of Investor

____
Signature of Investor

1 "Net worth" must be calculated as set forth in Rule 501(a) under the 1933 Act. In general, "net worth" means the excess of total assets at fair market value over total liabilities. For the purposes of determining "net worth," the primary residence owned by an individual shall be excluded as an asset. Any liabilities secured by the primary residence should be included in total liabilities only if and to the extent that: (1) such liabilities exceed the fair market value of the residence; or (2) such liabilities were incurred within 60 days before the sale of the Interest (other than as a result of the acquisition of the primary residence).